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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 29, 2004
                                                         -----------------
                                 ______________

                       INTERMAGNETICS GENERAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                     001-11344             14-1537454
--------------------------------       ------------        ------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                             450 OLD NISKAYUNA ROAD
                             LATHAM, NEW YORK 12110
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (518) 782-1122
                                                           --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT



         On November 29, 2004, Intermagnetics General Corporation, a New York corporation ("IGC New York"), consummated a merger (the "Reincorporation Merger") with and into its newly-formed, wholly owned subsidiary, Intermagnetics, Inc., a Delaware corporation ("IGC Delaware") in order to reincorporate in the State of Delaware (the "Reincorporation"). The Reincorporation Merger was effected pursuant to an Agreement and Plan of Merger entered into between IGC New York and IGC Delaware on November 29, 2004. The Reincorporation was submitted to vote of, and approved by, IGC New York's shareholders at its annual meeting held on November 16, 2004. As a result of the Reincorporation, the legal domicile of the company is now Delaware.

         As provided by the Agreement and Plan of Merger, each outstanding IGC New York common share, par value $0.10 per share ("New York Common Stock"), was automatically converted into one IGC Delaware common share, par value $0.10 per share ("Delaware Common Stock"), at the time the Reincorporation Merger became effective. Each share certificate representing issued and outstanding New York Common Stock continues to represent the same number of shares of Delaware Common Stock. In addition, as a result of the Reincorporation Merger, each outstanding option, right or warrant to acquire shares of New York Common Stock converted into an option, right or warrant to acquire an equal number of shares of Delaware Common Stock, under the same terms and conditions as the original option, right or warrant and such options, rights and warrants shall no longer represent the right to acquire shares of New York Common Stock. All of the company's employee benefit plans, including the Intermagnetics General Corporation 2000 Stock Option and Stock Award Plan (the "2000 Plan") and the Intermagnetics General Corporation 1990 Stock Option Plan (the "1990 Plan" and, together with the 2000 Plan, the "Plans"), have been assumed and continued by the surviving corporation, and shares of Delaware Common Stock will be authorized to be issued under the 2000 Plan and 1990 Plan equal to the number of shares of New York Common Stock authorized to be issued under the Plans immediately prior to the Reincorporation Merger. Pursuant to the Agreement and Plan of Merger, the directors and officers of IGC New York in office immediately prior to the Reincorporation Merger continue to serve as the directors and officers of the surviving corporation. None of the company's subsidiaries changed their respective states or jurisdictions of incorporation in connection with the Reincorporation Merger. The company's common stock continues to be quoted on the Nasdaq National Market System under the symbol "IMGC". A copy of the form of Agreement and Plan of Merger is filed as an exhibit to this Form 8-K, and statements herein regarding the Agreement and Plan of Merger are qualified by reference to the complete Agreement and Plan of Merger.

ITEM 3.03.   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         Prior to the Reincorporation, the company's corporate affairs were governed by the corporate law of New York, and its Amended and Restated Certificate of Incorporation and By-laws (the "New York Charter and By-laws"), each of which were adopted under New York law. Pursuant to the Agreement and Plan of Merger described above, and as a result of the consummation of the Reincorporation Merger, the Certificate of Incorporation and the Bylaws of IGC Delaware in effect immediately prior to the consummation of the Reincorporation Merger (the "Delaware Charter and Bylaws") became the Certificate of Incorporation and Bylaws of the surviving corporation. Accordingly, the constituent instruments defining the rights of holders of the company's common stock will now be the Delaware Charter and Bylaws, copies of which are filed as exhibits to this Form 8-K, rather than the New York Charter and By-laws. Additionally, as a result of the Reincorporation Merger, Delaware corporate law will generally be applicable in the determination of the rights of stockholders of the company under state corporate laws.


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         A description of the general effects of the replacement of the New York
Charter and By-laws with the Delaware Charter and Bylaws and the applicability of Delaware corporate law rather than New York corporate law in the determination of the rights of stockholders of the company, has previously been reported by the company in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 27, 2004 (the "Proxy Statement"). We hereby incorporate into this Form 8-K by reference in their entirety and refer you to the following Sections of the Proxy Statement:
"Proposal Two -Amendment of Charter (p.12); Amendment to By-laws (p. 12); Who
May Call Special Meetings of Shareholders (p.13); Action by Written Consent of Shareholders in Lieu of a Shareholder Meeting (p. 13); Right of Shareholders to Inspect Shareholder List (p. 13); Vote Required For Certain Transactions (pp. 13-14); Quorum (p. 14); Proxies (p. 14); Number of Directors; Filling of Vacancies (p. 14); Nominations of Directors; Proposals (pp. 14-15); Classified Board of Directors (p. 15); Vote Required for Election of Directors (p. 15); Removal of Directors by Shareholders (p. 15); Limitation of Directors' Liability (pp. 15-16); Committee Authority (p. 16); Indemnification of Directors and Officers; Insurance (p. 16); Loans to, and Guarantees of Obligations of, Directors (pp. 16-17); Transactions with Interested Directors (p. 17); Consideration for Shares (p. 17); Dividends; Redemption of Stock (p. 17); Appraisal Rights (pp. 17-18); Preemptive Rights (p. 18); Capitalization (pp. 18-19); Business Combinations with Interested Stockholders (pp. 19-20); and Anti-Takeover Provisions in Intermagnetics - Delaware Charter (pp. 20-21).

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit No.   Description
-----------   -----------
  2.1         Agreement and Plan of Merger, between Intermagnetics, Inc., a Delaware corporation, and Intermagnetics General Corporation, a New York corporation, dated as of November 29, 2004.

  3.1         Certificate of Incorporation of the Registrant.

  3.2         By-laws of the Registrant.





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                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTERMAGNETICS GENERAL CORPORATION


                                  By:   /s/ Glenn H. Epstein
                                        --------------------------------------
                                        Glenn H. Epstein
                                        Chairman of the Board of Directors,
                                        President and Chief Executive Officer


Dated: December 2, 2004




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                                Index to Exhibits

Exhibit No.    Description
-----------    -----------
   2.1         Agreement and Plan of Merger, between Intermagnetics, Inc., a Delaware corporation, and Intermagnetics General Corporation, a New York corporation, dated as of November 29, 2004.

   3.1         Certificate of Incorporation of the Registrant.

   3.2         By-laws of the Registrant.